 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒  Preliminary Information Statement
☐ Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
☐ Definitive Information Statement

CHINA PROSPEROUS CLEAN ENERGY CORPORATION
(Name of Registrant as Specified in its Charter)

West Side, Public Transportation Gas Filling Center,
Angang Avenue-Middle Part, Yindu District,
Anyang, Henan Province,
Postal code: 455000
The People’s Republic of China
(Address of principal executive offices, including zip code.)

 86-372-3166864
(Telephone number, including area code)

Copy of Communication to:
Bernard & Yam, LLP
Attention: Bin Zhou, Esq.
401 Broadway, Suite 1708
New York, NY 10013
Phone: 212-219-7783
Facsimile: 212-219-3604

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CHINA PROSPEROUS CLEAN ENERGY CORPORATION
West Side, Public Transportation Gas Filling Center,
Angang Avenue-Middle Part, Yindu District,
Anyang, Henan Province,
Postal code: 455000
The People’s Republic of China

NOTICE OF ACTION BY
WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To our Stockholders:

This Information Statement is furnished by the Board of Directors of China Prosperous Clean Energy Corporation, a Nevada corporation (the “Company”), to holders of record of the Company’s common stock, $.00001 par value per share, at the close of business on December 14, 2010, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform the Company’s stockholders of action taken by the resolution adopted by the Company’s Board of Directors, dated as of December 13, 2010, and by the written consent of the holders of a majority of the Company’s voting stock, dated as of December 13, 2010. This Information Statement shall be considered the notice required under the Nevada Revised Statutes and the Company’s Bylaws.

The following action will be taken pursuant to the resolution adopted by the Company’s Board of Directors on December 13, 2010 and the written consent of the holders of a majority of the Company’s voting stock on December 13, 2010:

The filing of an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the issued and outstanding shares of the Company’s common stock at a ratio of 1 for 100.

The action taken by the Company’s stockholders will not become effective until at least 20 days after the date of this Information Statement. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on January ___, 2011.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By order of the Board of Directors:

/s/ Wei Wang
Wei Wang
Chairman of the Board of Directors, Chief Executive Officer

December 14, 2010

CHINA PROSPEROUS CLEAN ENERGY CORPORATION
West Side, Public Transportation Gas Filling Center,
Angang Avenue-Middle Part, Yindu District,
Anyang, Henan Province,
Postal code: 455000
The People’s Republic of China

INFORMATION STATEMENT

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF MAJORITY STOCKHOLDERS DATED DECEMBER 13, 2010

China Prosperous Clean Energy Corporation (the “Company”) is a Nevada corporation with its principal executive offices located at West Side, Public Transportation Gas Filling Center, Angang Avenue-Middle Part, Yindu District, Anyang, Henan Province, Postal code: 455000, the People’s Republic of China. The Company’s telephone number is 86-372-3166864. This Information Statement is being sent to the Company’s stockholders by the Board of Directors to notify them about action that the Company’s Board of Directors has approved by a board resolution and the holders of a majority of the Company’s outstanding voting capital stock have taken by written consent. The action was taken on December 13, 2010, and will not become effective until at least 20 days after the date of this Information Statement.

The following action will be taken pursuant to the resolution of the Board of Directors of Company and the written consent of the holders of a majority of the Company’s outstanding voting capital stock on December 13, 2010:

The filing of an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the issued and outstanding shares of the Company’s common stock at a ratio of 1 for 100.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the action will not be adopted until a date at least 20 days after the date of this Information Statement. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on January ____, 2011. The form of amendment to the Company’s Articles of Incorporation to effectuate the reverse stock split is attached as Exhibit A.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDER

Under the Nevada Revised Statutes and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. The approval of the Amendment requires the affirmative vote or written consent of a majority of the voting power of the issued and outstanding shares of Common Stock. Each Stockholder is entitled to one vote per share of Common Stock held of record on any matter which may properly come before the stockholders.

On December 13, 2010, our Board of Directors unanimously adopted resolutions approving the corporate action to effectuate a one-for-one hundred (1: 100) reverse stock split of the issued and outstanding shares of common stock.  In connection with the adoption of these resolutions, our Board of Directors elected to seek the written consent of the holders of a majority of our outstanding shares in order to reduce associated costs and implement the proposals in a timely manner.

 As of December 13, 2010, the Company had 12,500,000 shares of Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share.On December 13, 2010, the holders of 11,489,231shares of our Common Stock, constituting 91.91 % of the voting power of the issued and outstanding shares of our Common Stock, consented in writing to the one-for-one hundred (1: 100) reverse stock split of the issued and outstanding shares of common stock.

Accordingly, we have obtained all necessary corporate approvals in connection with the Amendment. We are not seeking written consent from any other stockholder, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act.

As the actions taken by the Majority Stockholder were by written consent, there will be no security holders’ meeting and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders.

We will, when permissible following the expiration of the 20 day period mandated by Rule 14c of the Exchange Act and the provisions of the Nevada Revised Statutes, effectuate the Reverse Stock Split.

PURPOSES FOR REVERSE STOCK SPLIT AND EFFECTS ON COMMON STOCK

The reverse stock split (the “Reverse Stock Split”) will decrease the total number of issued and outstanding shares of our Common Stock.  The pre-split holders of our common stock will hold approximately 125,000 shares of common stock subsequent to the Reverse Stock Split.  The Reverse Stock Split has been implemented to provide us with greater flexibility with respect to our capital structure for such purposes as additional equity financings.

On the effective date of the Reverse Stock Split, 100 shares of Common Stock will automatically be combined and changed into one share of Common Stock. No fractional shares of post-Reverse Stock Split Common Stock will be issued to any stockholder. Accordingly, stockholders of record who would otherwise be entitled to receive fractional shares of post-Reverse Stock Split Common Stock, will, if they hold a fractional share, receive a full share of Common Stock.

Company will obtain a new CUSIP number for Common Stock at the time of the Reverse Stock Split. Following the effectiveness of the Reverse Stock Split, every 100 shares of Common Stock presently outstanding will represent one share of Common Stock. Subject to the provisions for elimination of fractional shares, as described above, consummation of the Reverse Stock Split will not result in a change in the relative equity position or voting power of the holders of Common Stock.

The combination of 100 shares of pre-Reverse Stock Split Common Stock into one share of post-Reverse Stock Split Common Stock should be a tax-free transaction under the Internal Revenue Code of 1986, as amended, and the holding period and tax basis of the pre-Reverse Stock Split Common Stock will be transferred to the post-Reverse Stock Split Common Stock. This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Stock Split may not be the same for all stockholders. Stockholders should consult their own tax advisors to know their individual Federal, state, local and foreign tax consequences.

OUTSTANDING SHARES AND VOTING RIGHTS

The Company's authorized capital consists of 75,000,000 shares of common stock, par value $.00001 per share. As of December 13, 2010, there were 12,500,000 shares of common stock issued and outstanding.

Holders of the Company’s common stock are entitled to one vote per share on all matters on which shareholders may vote at all shareholder meetings. The common stock does not have cumulative voting rights.

Because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock have consented to the foregoing corporate action on December 13, 2010; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of Company’s common stock as of December 13, 2010. The information in this table provides the ownership information for: each person known to be the beneficial owner of more than 5% of common stock; each of directors; each of executive officers; and executive officers and directors as a group.

Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them.

Name and Address of Beneficial Owners (1)	Amount and Nature of Beneficial Ownership	Percent of Class (2)
Directors and Executive Officers
Wei Wang	0	0%
Li Wang	0	0%
Hongjie Zhou	0	0%

All officers and directors as a group (3 persons)	0	0%

Greater Than 5% Shareholders
Oracular Dragon Capital Company, Ltd.	10,389,231	83.11%

(1) Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power or as to which such person has the right to acquire such voting and/or investment power within 60 days.

(2) Unless otherwise stated, each beneficial owner has sole power to vote and dispose of the shares. Calculated based on 12,500,000 shares of Common Stock issued and outstanding as December 13, 2010.

FINANCIAL STATEMENTS

The Company filed its Annual Report for this fiscal year ended December 31, 2009 on Form 10-K with the Securities and Exchange Commission on March 30, 2010. The Company filed its Quarterly Report on Form 10-Q for the period ended March 31, 2010 with the Securities and Exchange Commission on May 15, 2010. The Company filed its Quarterly Report on Form 10-Q for the period ended June 30, 2010 with the Securities and Exchange Commission on August 13, 2010.  The Company filed its Quarterly Report on Form 10-Q for the period ended September 30, 2010 with the Securities and Exchange Commission on November 12, 2010.   Copies of the Annual Reports and amendments and the Quarterly Reports may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 and are available on the SEC's website at www.sec.gov.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Securities and Exchange Commission. Reports and other information filed by us may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 and are available on the SEC's website at www.sec.gov.

By order of the Board of Directors:

/s/ Wei Wang
Wei Wang
Chairman of the Board of Directors, Chief Executive Officer

December 14, 2010

EXHIBIT A

ROSS MILLER
Secretary of State,
204 North Carson Street, Ste 1,
Carson City, Nevada 89701-4299
Phone: (775) 684 5708,
Website: www.nvsos.gov

This form must be accompanied by appropriate fees.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After Revised: 7-1-08

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

CHINA PROSPEROUS CLEAN ENERGY CORPORATION

2. The articles have been amended as follows: (provide article numbers, if available)

an additional article is added to Articles of Incorporation, as follows:

Article VI. Issued and Outstanding Common Stock:

Each One Hundred (100) shares of common stock, par value $0.00001 per share, issued and outstanding as of January __, 2011, shall be converted into One (1) share of common stock, par value $0.00001 per share. Any resulting fractional shares shall be rounded up to the nearest whole share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:  11,489,231

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X________________
Signature of Officer